SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       Frontier Adjusters of America, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(i)(2).

[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each  class of  securities  to which  transaction  applies:

            --------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*

            --------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------


*Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:________________________________________________
2)       Form Schedule or Registration Statement No.:___________________________
3)       Filing Party:__________________________________________________________
4)       Date Filed:____________________________________________________________

                       FRONTIER ADJUSTERS OF AMERICA, INC.
- --------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 11, 1996
- --------------------------------------------------------------------------------

         The Annual Meeting of Shareholders of Frontier Adjusters of America, Inc., an Arizona corporation (the "Company"), will be held on Friday, October 11, 1996 at 9:00 a.m. (Phoenix, Arizona time) at the Company's principal executive office located at 45 East Monterey Way, Phoenix, Arizona for the following purposes:

         1. To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

         2. To approve the Frontier Adjusters of America, Inc. 1996 Stock Option Plan.

         3.       To  ratify  the  appointment  of  McGladrey  &  Pullen,   LLP,
Certified Public Accountants, as the auditors of the Company for the Company's fiscal year ending June 30, 1997.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record as of the close of business on August 20, 1996 are entitled to notice of, and to vote at, the meeting and adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                        By Order of the Board of Directors,



                                        James S. Rocke
                                        Secretary


Phoenix, Arizona
September 13, 1996

                       FRONTIER ADJUSTERS OF AMERICA, INC.
- --------------------------------------------------------------------------------
                                 PROXY STATEMENT
- --------------------------------------------------------------------------------



General

                  The enclosed Proxy is solicited on behalf of Frontier Adjusters of America, Inc. an Arizona corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Shareholders to be held on Friday, October 11, 1996 at 9:00 a.m.
(Phoenix, Arizona time) (the "Meeting"), and at any and all adjournments thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Company's principal executive office, located at 45 East Monterey Way, Phoenix, Arizona 85012.

                  These  proxy   solicitation   materials  were  mailed  to  all
shareholders entitled to notice of, and to vote at, the Meeting on or about September 13, 1996.

Record Date

                  The Board of Directors has fixed the close of business on August 20, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Revocability of Proxies

                  Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Voting Solicitation

                  As of the close of business on the Record Date, there were 4,619,658 shares of the Company's common stock, par value $.01 per share ("Common Stock"), outstanding excluding 162,352 shares held by the Company as treasury stock. The Company has no other category of stock outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is required to constitute a quorum at the meeting.

                  Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                  Shareholders have cumulative voting rights in the election of directors. Each shareholder is entitled to that number of votes equal to the number of shares of Common Stock owned by him or her multiplied by that number of directors to be elected. The shareholder may cumulate the shares of Common Stock and give one nominee all of the shareholder's votes or may distribute his or her votes on the same principle among as many nominees as he or she thinks fit to serve. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

                  With respect to all other matters to be submitted to shareholders at the Meeting, each shareholder is entitled to one vote per share with respect to each matter presented. The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the Meeting will constitute the act of the shareholders.

                  See  "Security   Ownership  of  Principal   Shareholders   and
Management" with respect to the percentage of the outstanding shares of Common Stock beneficially owned by the Company's directors and executive officers.

                  The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

                  The 1996 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Report of Compensation Committee" below and "Company Performance" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Security Ownership of Certain Beneficial Owners and Management

                  As of the close of business on the Record Date, there were 4,619,658 shares of Common Stock outstanding excluding 162,352 shares held by the Company as treasury stock. The following table sets forth the beneficial ownership of shares of Common Stock as of the close of business on the Record Date by each person known to the Company to own more than five percent of the outstanding shares of Common Stock, by each director of the Company and by all directors and executive officers of the Company as a group, which information as to beneficial ownership is based upon statements furnished to the Company by such persons:

                                                                                  Amount of Beneficial Ownership
                                                                                -----------------------------------
                                                                                   Common Stock $.01 Par Value
                                                                                -----------------------------------
                           Name and Address (1)                                  Number of Shares           Percent
- --------------------------------------------------------------------------      -----------------------------------
Patric R. Greer and Nancy S. Greer, his wife (3)                                       66,316                1.42%

George M. Hill (4)                                                                    153,565                3.32%

Francis J. LaPallo and Wendy J. Harrison, his wife                                     20,000                *

Louis T. Mastos and Eva B. Mastos, his wife (5)                                       208,703                4.52%

William J. Rocke and Garnet Rocke, his wife (6)                                       446,268                9.56%
P. O. Box 7641
Phoenix, Arizona  85011

James S. Rocke (7)                                                                    469,803               10.06%
P. O. Box 7641
Phoenix, Arizona  85011

Jean E. Ryberg (8)                                                                    160,589                3.44%

Merlin J. Schumann and Donna L. Schumann, his wife                                     20,114                *

William W. Strawther, Jr. and Marjorie A. Strawther,
  his wife (9)                                                                        442,138                9.57%
7108 North 15th Street
Phoenix, Arizona  85020

R. Scott Younker and Sandra L. Younker, his wife                                       93,469                2.02%

All officers and directors as a group
     (ten persons) (10)                                                             1,790,965               37.16%
- ----------------------------------------
*Less than 1%

(1) The number of shares shown in the table, including the notes thereto, have been rounded to the nearest whole share. Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control or power of disposition. Also includes shares of Common Stock that the identified person had the right to acquire within 60 days of August 1, 1996 by the exercise of stock options.

(2) The percentages shown include the shares of Common Stock which the person will have the right to acquire within 60 days of August 1, 1996. In calculating the percentage of ownership, all shares of Common Stock which the identified person will have the right to acquire within 60 days of August 1, 1996 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholders.

(3) Includes 51,346 shares subject to a currently exercisable stock options at an average exercise price of $3.2829 per share.

(4) Excludes 50,000 shares held by Nell S. Hill, Mr. Hill's wife, and 131,693 shares held by Mr. Hill's children and grandchildren, in which shares he disclaims any beneficial interest.

(5) Includes 183,180 shares which are held in a trust under an agreement dated February 10, 1981, in which Mr. and Mrs. Mastos hold equal beneficial interests, and 25,523 shares which are held by the Louis T. Mastos & Associates, Inc. Employees Profit Sharing Plan, of which Mr. Mastos is a trustee and the majority beneficial owner.

(6) Includes 290,000 shares held by Old Frontier Investment, Inc., of Arizona, of which Mr. Rocke holds 51% of the outstanding stock. Includes 48,654 shares subject to a currently exercisable stock options at an average exercise price of $3.2829 per share.

(7) Includes 290,000 shares held by Old Frontier Investment, Inc. of Arizona of which Mr. Rocke holds 49% of the outstanding stock. Includes 48,653 shares subject to a currently exercisable stock options at an average of $3.2829 per share.

(8) Includes 51,347 shares subject to a currently exercisable stock options at an average exercise price of $3.005 per share.

(9) Held as trustees under Trust Agreement, dated June 7, 1989, establishing the William W. Strawther, Jr. and Marjorie A. Strawther Living Trust, of which Mr. and Mrs. Strawther are beneficiaries. Excludes an aggregate of 200,000 shares beneficially owned by Mr. and Mrs. Strawther's son, in which shares Mr. and Mrs. Strawther disclaim any beneficial interest.

(10)   Excludes all duplicate reporting of holdings.

To the best of knowledge of the Company, no person or groups of persons, other than officers and directors, beneficially own more than five percent of the Frontier Adjusters of America, Inc. Common Stock (based upon present records of the transfer agent).


                                  PROPOSAL ONE
                                  ------------

                              ELECTION OF DIRECTORS

Nominees

                  A Board of ten directors is to be elected at the Meeting. The nominees for directors are Patric R. Greer, George M. Hill, Francis J. LaPallo, Louis T. Mastos, William J. Rocke, Jean E. Ryberg, Merlin J. Schumann, William
W. Strawther, Jr., R. Scott Younker and James S. Rocke, all of whom currently are directors of the Company. In the absence of direction by shareholders executing proxies, the persons named in the enclosed proxy will vote FOR the nominees named herein. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified. Biographical information with respect to the nominees for directors is set forth below and under the heading "Information Concerning Directors and Executive Officers of the Company".

Information Concerning Directors and Executive Officers of the Company

                  The following table sets forth certain information regarding the Company's directors and executive officers:

Name                                Age         Position(s) With the Company                       Director Since
- -----------------------------------------------------------------------------------------------------------------
Patric R. Greer                     41          Director, Controller                                         1994

George M. Hill                      88          Director, Vice President, Assistant                          1978
                                                Secretary, Member Audit Committee

Francis J. LaPallo                  48          Director, Executive Vice President                           1996

Louis T. Mastos                     75          Director, Member Audit Committee,                            1978
                                                Member Compensation Committee

James S. Rocke                      28          Director, Secretary/Treasurer                                1993

William J. Rocke                    72          Director, Chairman of the Board,                             1975
                                                Chief Executive Officer

Jean E. Ryberg                      64          Director, President                                          1975

Merlin J. Schumann                  52          Director, Member Audit Committee,                            1984
                                                Member Compensation Committee

William W. Strawther, Jr.           70          Director, Vice Chairman of the Board                         1978

R. Scott Younker                    60          Director                                                     1992

                  Patric R. Greer is a certified public accountant and has been with the Company as Controller since 1985. Mr. Greer was appointed a Director of the Company in October 1994. Mr. Greer graduated from Northern Arizona University with a B.S. degree in accounting. An employment agreement between Mr. Greer and the Company provides that Mr. Greer will serve as the controller of the Company through June 30, 2000.

                  George M. Hill has been associated with the Company in an advisory capacity for more than 25 years, has been a Vice President of the Company since 1985 and has been the Assistant Secretary of the Company since 1990. He has been a senior partner in the Phoenix law firm of George M. Hill & Associates for over 30 years. Mr. Hill is a Director and Secretary of National Car Rental, Phoenix, Denver and Colorado Springs, and Director and Vice President of Precise Metal Products Co., Phoenix and Salt Lake City.

                  Francis J. LaPallo joined the Company on June 24, 1996. From 1977 until joining the Company he practiced law in Maryland, the District of Columbia and California. From 1990 until joining the Company he was a partner with the law firm Manatt, Phelps & Phillips in Los Angeles, California. He represented the Company in various legal matters from 1994 until joining the Company. An employment agreement between the Company and Mr. LaPallo provides that Mr. LaPallo will serve as an executive officer of the Company through June 30, 2001.

                  Louis T. Mastos has been the President of Louis T. Mastos & Associates, Inc., a managing general agency located in Reno, Nevada, since 1971. He is past President of the American Association of Managing General Agents. He was the Insurance Commissioner of the State of Nevada from 1965 to 1971.

                  James S. Rocke has been employed by the Company since 1982 and currently is an adjuster in the Company's Phoenix office. Mr. Rocke was elected Secretary/Treasurer of the Company on January 29, 1993. Mr. Rocke graduated from Arizona State University in 1991 with a B.S. degree in Finance. Mr. Rocke is the son of William J. Rocke.

                  William J. Rocke is the founder of the Company and has served as President of the Company and its predecessor entities since 1957. Mr. Rocke has been in the claims adjusting business since 1952. He has a law degree from the University of Denver and is a member of the Colorado Bar Association. The employment agreement between Mr. Rocke and the Company provides that Mr. Rocke will serve as the Chief Executive Officer of the Company through June 30, 2000. Mr. Rocke is the father of James S. Rocke.

                  Jean E. Ryberg has been employed by the Company and its predecessors since 1962. She has held several positions with the Company and has been the Secretary/Treasurer of the Company and its predecessor entities since 1975. She also manages the Company's claims adjusting operations in Phoenix, Arizona. The employment agreement between Mrs. Ryberg and the Company provides that Mrs. Ryberg will serve as an executive officer of the Company through June 30, 2000.

                  Merlin J. Schumann has been a certified public accountant with the firm of Murray & Murray, P.C., located in Phoenix, Arizona, for over 20 years. Since December, 1990, Mr. Schumann has also held the position of General Securities Representative with H. D. Vest Investment Securities, Inc., a stock brokerage and investment counseling firm located in Irving, Texas.

                  William W. Strawther, Jr. was the President and principal shareholder of Continental American Securities, Inc., located in Phoenix, Arizona from 1970 through 1982. He is a former member of the National Board of Governors of the National Association of Securities Dealers, Inc. He has been an independent business consultant since 1982.

                  R. Scott Younker has been a licensee of the Company in Prescott, Arizona since 1979. He has been engaged in the claims adjusting business for 32 years.

                  All directors are elected at each annual meeting of the Company's shareholders for a term of one year and hold office until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

Meetings and Committees of the Board of Directors

                  The Company's Board of Directors met four times in fiscal year 1996, and all members attended 75% or more of those meetings. The Board has two committees, an audit committee and a compensation committee.

                  Board members are reimbursed for expenses incurred while attending Board meetings, and each director, including employees of the Company, is paid $750 per Board meeting attended. During fiscal 1996, each director, except for Mr. William J. Rocke, received $3,000 for attendance at Board meetings. Mr. Rocke received $2,250 for attendance at Board meetings during fiscal 1996.

                  The Company has a standing audit committee of the Board of Directors of which Messrs. Hill, Mastos, and Schumann are members. The Committee held one meeting during the 1996 fiscal year.

Compensation Committee Interlocks and Insider Participation

                  The Company's compensation committee of the Board of Directors consists of Messrs. Mastos and Schumann. Messrs. Mastos and Schumann have not nor are they presently serving as officers of the Company. The committee held one meeting during the 1996 fiscal year.

Executive Compensation

                  The following table sets forth certain information concerning compensation during its year ended June 30, 1996 to each executive officer whose aggregate compensation exceeded $100,000.

                                                        Annual Compensation (1)
                                    ---------------------------------------------------------
                  a                   b        c                 d                     e                i
- ---------------------------------------------------------------------------------------------    ---------------
                                                                                 Other Annual      All Other
                                                                                 Compensation     Compensation
Name and Principal Position        Year     Salary ($)         Bonus ($)          ($)     (2)      ($)    (3)
- ----------------------------------------------------------------------------------------------------------------

William J. Rocke, CEO,              1996    225,000           71,981                       --         22,719
Chairman, Director                  1995    206,636           50,000                       --         23,670
                                    1994    196,796           50,000                       --         32,250

Jean E. Ryberg,                     1996    160,000           71,981                       --         29,266
President, Director                 1995    145,861           50,000                       --         29,168
                                    1994    138,915           50,000                       --         32,250

Patric R. Greer                     1996     90,000           11,224                       --         17,364
Controller, Director                1995     68,116           12,703                       --         14,756
                                    1994     65,075            5,414                       --         11,205

(1) Columns f, g and h have been omitted as there has been no long term compensation awarded to, earned by or paid to any of the named executives in any fiscal year covered by these columns.

(2) No perquisites were received by any person named above greater than the lesser of $50,000 or 10% of salary plus bonus.

(3) "All Other Compensation" includes (i) directors fees of $2,250, $3,000 and $2,250 for Mr. Rocke in years ended June 30, 1996, 1995 and 1994; $3,000,
     $3,000 and $2,250 for years ended June 30, 1996, 1995 and 1994 for Mrs. Ryberg and $3,000 in fiscal 1996 and $2,250 in fiscal 1995 for Mr. Greer;
     (ii) profit sharing contributions of $20,469, $20,670 and $30,000 for years ended June 30, 1996, 1995 and 1994 for Mr. Rocke; $26,266, $26,168 and
     $30,000 for year ended June 30, 1996, 1995 and 1994 for Mrs. Ryberg; $14,364, $12,506 and $11,205 for Mr. Greer for years ended June 30, 1996,
     1995 and 1994, respectively.

Option/SAR Exercises and Holdings

                  During 1996 the Company did not grant any stock options.

                  The following table shows Company stock options that were exercised during fiscal 1996 and the number of shares and value of grants outstanding as of June 30, 1996 for each Named Executive.

  AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1996 AND YEAR-END OPTION/SAR VALUES

                                                             Number of Securities          Value of Unexercised,
                                                            Underlying Unexercised       In-The-Money Options/SARs
                          Shares                          Options/SARs at 6/30/96 (#)        at 6/30/96 ($)(a)
                        Acquired           Value          ---------------------------    --------------------------
       Name           on Exercise (#)   Realized ($)    Exercisable  Unexercisable    Exercisable     Unexercisable
- ------------------   ----------------  ----------------------------------------------------------------------------

William J. Rocke           --             --              48,654             --          5,430             --

Jean E. Ryberg             --             --              51,346             --         10,859             --

Patric R. Greer            --             --              51,346             --         10,859             --

(a) Value of unexercised, in-the-money Company options based on a fair market value of the Company's common stock of $3.00 per share as of June 30, 1996.

Director's Compensation

                  Each director, including employees of the Company, is paid $750 per Board meeting attended. During fiscal 1996, each director, except for Mr. William J. Rocke, received $3,000 for attendance at Board meetings. Mr. Rocke received $2,250 for attendance at Board meetings during fiscal 1996.

Employment Agreements

                  The Company has entered into employment agreements with Mr. Rocke, Mrs. Ryberg, Mr. Greer and Mr. LaPallo each for five-year terms. Mr. Rocke's, Mrs. Ryberg's and Mr. Greer's agreements were effective July 1, 1995 and expire June 30, 2000. Mr. LaPallo's agreement is effective July 1, 1996 and expires June 30, 2001.

                  Mr. Rocke's agreement provides for an annual salary of $225,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of 3% of the Company's income before taxes and bonuses and 5% of the increase in the Company's income before taxes and bonuses from the prior year.

                  Mrs. Ryberg's agreement provides for an annual salary of $160,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of 3% of the Company's income before taxes and bonuses and 5% of the increase in the Company's income before taxes and bonuses from the prior year.

                  Mr. Greer's agreement provides for an annual salary of $90,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of .5% of the Company's income before taxes and bonuses in year 1 and 1% in year two and 1.5% in years 3 and 4 and .5% of the increase in the Company's income before taxes and bonuses from the prior year in year one and increasing .5% annually to 2.5% in year five of the agreement.

                  Mr. LaPallo's agreement provides for an annual salary of $180,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index for the first two years. For the remaining three years, the agreement provides for an annual salary of $150,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of 3% of the Company's income before taxes and bonuses and 3% of the increase in the Company's income before taxes and bonuses from the prior year. In connection with the Company's employment of Mr. LaPallo, the Company sold Mr. LaPallo 20,000 shares of common stock from the treasury for an aggregate of $55,547.

                        Report of Compensation Committee

                  The  Compensation  Committee  of the  Board  of  Directors  is
comprised of Louis T. Mastos and Merlin J. Schumann, both outside directors of the Company. The Committee establishes policies relating to the compensation of employees. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

                  The following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee, addressing the Company's compensation policy as it relates to the named executive officers for fiscal 1996.

Compensation Policy

                  The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with bonuses based upon corporate performance. Annual cash compensation, together with equity-based, incentive compensation is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and management are eligible to participate in the Company's Incentive Stock Option Plan.

Fiscal 1996 Compensation

                  The Company's fiscal 1996 executive compensation consisted of:
(1) a base salary, (ii) bonuses based upon the Company's income before income taxes and bonuses, and (iii) fixed contributions to a defined contribution Profit Sharing Plan. Stock options are granted from time to time by the Board of Directors. Options were not granted during fiscal 1996.

                  The Company's 1996 compensation to named executives is best exemplified by examining the salary paid to William J. Rocke, the Company's Chairman and Chief Executive Officer which is based upon an employment agreement entered into in 1995 after negotiations with the Board of Directors. The agreement calls for a base salary with annual cost of living increases based upon the U.S. Department of Labor's cost of living index. Additionally, the agreement provides for a bonus of 3% of the Company's income before taxes and bonuses and 5% of the increase in the Company's income before taxes and bonuses from the prior year. The base salary is believed to be in the range of those of other executives in comparable companies, both regionally and nationally. The bonus based upon the Company's income caused compensation to increase in fiscal 1996 as the Company's income increased from 1995 levels.

                  The Committee believes that linking executive compensation to corporate performance (i.e., income and stock performance) provides incentive to the executives to enhance corporate performance and the shareholders' interests. It was with this in mind that the bonus portion of executive compensation was revised to the current bonus arrangement effective July 1, 1995. This bonus arrangement is effective until June 30, 2000, except with regard to Mr. LaPallo which is effective until June 30, 2001, and the Committee believes that compensation levels in 1996 reflect the Company's compensation policy.

                                                          Louis T. Mastos
                                                          Merlin J. Schumann


                               COMPANY PERFORMANCE

                  The following graph reflects a five-year comparison of cumulative total returns for the Company's Common Stock, the American Stock Exchange Market Value Index, and the Company's Peer Group of Stocks based on the four-digit SIC Code Index. The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each of the periods and indexes is based on the stock price or composite index at the end of fiscal 1991. The graph compares the performance of the Company with AMEX and Peer Group Indexes with the investment weighted based upon market capitalization.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                     (GRAPH)


 Measurement Period     Frontier Adjusters of    American Stock       Peer Group
(Fiscal Year Covered)        America, Inc.         Exchange           of Stocks

       1991                      100                 100                 100
       1992                      102.36              109.95              101.54
       1993                       92.44              120.21              105.74
       1994                       93.57              116.04              103.51
       1995                      102.33              139.63              120.05
       1996                      119.90              159.88              140.94


Certain Transactions

                  Old Frontier Investment, Inc. of Arizona, of which William J. Rocke and Garnet Rocke, his wife, are owners of 51% of the issued and outstanding stock of said corporation and James S. Rocke owns the remaining 49%, has entered into a license agreement with the Company pursuant to which it operates, under standard terms and conditions, an insurance adjusting business covering Scottsdale, Arizona, and is paid a 5% royalty on gross revenues derived from services provided by others in certain other Arizona cities and towns. The Company paid that corporation $15,910 during fiscal year 1996 in connection with such 5% royalty agreement.

                  George M. Hill, Vice President and Director of the Company, acts as General Counsel to the Company. During the fiscal year 1996, the Company paid Mr. Hill $90,376 for services rendered and disbursements. Such fees will continue to accrue, pursuant to a retainer agreement, at the rate of $6,650 per month effective September 1, 1995.

                  The Company paid its Vice Chairman, William W. Strawther, Jr., $20,000 during fiscal year 1996 for business and financial consulting services.

                  The Company believes that the cost of the Company for all of the foregoing were and are competitive with charges for similar services and facilities available from third parties.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

                  Based solely on a review of the copies of such forms received by the Company during the fiscal year ended June 30, 1996, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year.

                                  PROPOSAL TWO
                                  ------------

               APPROVAL OF THE FRONTIER ADJUSTERS OF AMERICA, INC.
                             1996 STOCK OPTION PLAN

                  On May 21, 1996, the Board of Directors adopted, subject to approval of the Company's stockholders at the Annual Meeting, the Frontier Adjusters of America, Inc. 1996 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan provides for the grant of incentive stock options ("Incentive Stock Options") and non-qualified stock options ("Nonqualified Stock Options") stock, stock appreciation rights, or other cash awards to certain key personnel including officers and directors and consultants or independent contractors who provide valuable services to the Company or its subsidiaries ("Key Persons").

                  The following description of the Plan is qualified in its entirety by reference of the text of the Stock Option Plan which is set forth in Annex A to this proxy statement.

Purpose of the Plan

                  The purpose of the Stock Option Plan is to further interests of the Company and its shareholders by encouraging Key Persons associated with the Company and its subsidiaries to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress.

Eligibility

                  Options under the Plan may be granted to certain Key Persons of the Company and its subsidiaries.

Securities to be Utilized

                  The maximum number of the Company's stock for which options may be granted under the Stock Option Plan is 300,000. Shares delivered by the Company pursuant to the exercise of options may be authorized but unissued or treasury shares of Common Stock, or any combination thereof. Shares subject to options which expire or are terminated shall again be available for the granting of other options under the Stock Option Plan.

Plan Administration and Termination

                  The Stock Option Plan will be administered by the Company's Board of Directors or by a committee appointed by the Board of Directors. Unless earlier terminated, the Stock Option plan will continue in effect until May 21, 2006. The Board of Directors of the Company may amend the Plan at any time except that, without approval of the Company's stockholders, the Board of Directors may not (i) increase the maximum number of shares of Common Stock subject to the Plan (except in the case of certain organic changes to the Company); (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Options may be exercised; (iii) extend the term of the Plan; (iv) change the class of persons eligible to receive Options or Awards under the Plan; or (v) materially increase the benefits accruing to participants under the Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 of the Exchange Act.

Price, Exercise Period and Vesting of Options

                  The Board of Directors will determine the exercise price for options granted under the Stock Option Plan. The exercise price for a Nonqualified Stock Option may be less than fair market value per share. The exercise price for an Incentive Stock Option may not be less than 100 percent of the fair market value per share of the stock on the date the Incentive Stock Option is granted (110 percent if the Incentive Stock Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all Common Stock of the Company). The fair market value of the Common Stock will be the closing price of the Company's Common Stock on the American Stock Exchange for the most recent day of trading.

                  Vesting of Stock Options may be determined at the discretion of the Board of Directors. For Incentive Stock Options, the aggregate fair market value (determined as of the respective date or dates of grant) of the stock for which one or more Incentive Stock Options granted to any person under this plan may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000. To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

                  Generally, payment for shares purchased upon exercise of an option is to made in cash, The Board of Directors, may permit payment by (i) delivery of shares of Frontier Adjusters of America, Inc. Common Stock already owned by the Optionee having a fair market value equal to the cash option price of the shares; or (ii) a cash payment.

Federal Income Tax Consequences

                  Incentive Stock Options. The Company intends that certain of the options granted under the Stock Option Plan will qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the options are so qualified, the tax consequences of the Stock Option Plan will vary depending on whether certain holding period requirements are met.

                  If an optionee acquiring stock pursuant to an incentive stock option does not dispose of the stock until at least one year after the transfer of the stock to the optionee and at least two years from the date of grant of the option, then subject to the alternative minimum tax rules discussed below, there will be no tax consequences to the optionee or the Company when the incentive stock option is granted or when it is exercised.

                  If stock acquired upon exercise of an option is sold by the optionee and the holding period requirements described in the preceding paragraph have not been met, the federal income tax consequences to the optionee and the Company will be as follows: first, the optionee will be required to report, in his or her federal income tax return for the year in which the sale occurs, additional compensation income equal to the difference between the fair market value of the stock at the time of exercise of the option and the purchase price at which the stock was acquired (the Company will generally be entitled to a compensation deduction in an equivalent amount). Next, for purposes of determining gain or loss upon sale of the stock an amount equal to this compensation income will be added to the exercise price of the stock and the total will be the optionee's adjusted basis of the stock. Gain or loss will be determined, based upon the difference between the optionee's adjusted basis of the stock and the net proceeds of the sale, and the optionee will be required to report such gain or loss as long-term or short-term (depending on how long the optionee held the stock) capital gain or loss on his or her federal income tax return for the year in which the sale occurs.

                  Although an optionee who receives an Incentive Stock Option under the Stock Option Plan realizes no taxable income when the Optionee receives or exercises the Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price results in an adjustment in computing alternative minimum taxable income for purposes of Sections 55 et. seq. of the Code, which may trigger alternative minimum tax consequences for optionees. Any alternative minimum tax that is payable may ultimately be credited against taxes owed upon disposition of the stock.

                  Nonqualified Options. The Company may also grant Nonqualified Options under the Stock Option Plan. In general, there will be no tax consequences to the optionee for the Company when the option is granted. Upon exercise of the option, the optionee will be required to report, on his or her federal income tax return for the year in which the exercise occurs, additional compensation income equal to the difference between the fair market value of the stock at the time of exercise of the option and the exercise price (the Company will generally be entitled to a compensation deduction in an equivalent amount.)

                  Cash Awards. Generally, all cash awards granted will be treated as compensation income to the recipient when the cash payment is made pursuant to the award. Such cash payment will also result in a federal income tax deduction for the Company.

                  The foregoing is only a summary of the federal income tax rules applicable to options granted under the Stock Option Plan and is not intended to be complete. In addition, this summary does not discuss the effect of the income or other tax laws of any state or foreign country in which a participant may reside.

The Board of Directors recommends that stockholders vote FOR the proposal to approve the Stock Option Plan.

                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                  The Board of Directors has appointed McGladrey & Pullen, LLP, independent public accountants, as the auditors of the Company, to serve as such at the pleasure of the Board of Directors. Audit services provided by McGladrey & Pullen, LLP during the year ended June 30, 1996 consisted of the examination of consolidated financial statements of the Company and its subsidiaries, reviews of information in certain filings with the Securities and Exchange Commission and periodic consultation regarding accounting and financial matters. The Company is informed that neither McGladrey & Pullen, LLP nor any of its partners of associates has any relationship with the Company, other than as independent auditors.

                  Certain financial statements of the Company appear in the Company's 1996 Annual Report. A representative of McGladrey & Pullen, LLP will be present at the Meeting and will be available to make a statement and to respond to questions concerning the financial statements.


                                  OTHER MATTERS

                  Management of the Company knows of no other matters which will come before the Meeting. However, if any other matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with their judgment on such matter.


                              SHAREHOLDER PROPOSALS

                  Proposals by shareholders which are intended to be presented at the next annual meeting of shareholders of the Company must be received by the Company on or before May 11, 1997 to be considered for inclusion in the Company's proxy statement for the 1997 Annual Meeting of Shareholders.

                                         By Order of the Board of Directors



                                         James S. Rocke
                                         Secretary

Phoenix, Arizona
September 13, 1996

                                    ANNEX A

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                             1996 STOCK OPTION PLAN

                                    ARTICLE I
                                     General

         1.1      Purpose of Plan; Term

                  (a) Adoption. On May 21, 1996, the Board of Directors (the "Board") of Frontier Adjusters of America, Inc., an Arizona corporation (the "Company"), adopted a stock option plan to be known as the 1996 Stock Option Plan (the "Plan").

                  (b) Defined Terms. All initially capitalized terms used hereby shall have the meaning set forth in Article V hereto.

                  (c) General Purpose. The purpose of the Grant Program is to further the interests of the Company and its shareholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the granting of options to acquire the Company's Stock ("Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards").

                  (d) Character of Options. Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as an "incentive stock option" as defined in Code section 422 ("Incentive Stock Option") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                  (e) Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

                  (f) Duration of Plan. The term of the Plan is 10 years commencing on the date of adoption of the original Plan by the Board as specified in Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         1.2      Stock and Maximum Number of Shares Subject to Plan.

                  (a) Description of Stock and Maximum Shares Allocated. The shares of stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's common stock, $0.01 par value per share (the "Stock"), which may be either unissued or treasury shares. The Company may not issue more than 300,000 shares of Stock pursuant to the Plan, unless the Plan is amended as provided in Section 1.3 or the maximum number of shares subject to the Plan is adjusted as provided in Section 3.1.

                  (b) Calculation of Available Shares. The number of shares of Stock available under the Plan shall be reduced: (i) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon exercise of an Option and (ii) by any shares of Stock issued (including any shares of Stock withheld for tax withholding requirements) upon the grant of a Stock Award or the exercise of a SAR.

                  (c) Restoration of Unpurchased Shares. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

         1.3      Approval; Amendments.

                  (a) Approval by Shareholders. The Plan shall be submitted to the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such shareholder approval has been obtained shall be referred to herein as the "Effective Date."

                  (b) Commencement of Programs. The Grant Program is effective immediately, but if the Plan is not approved by the shareholders within 12 months after its adoption by the Board, the Plan and all Options and Awards made under the Grant Program will automatically terminate and be forfeited to the same extent and with the same effect as though the Plan had never been adopted.

                  (c) Amendments to Plan. The Board may, without action on the part of the Company's shareholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Article III hereof, the Board may not, without the approval of the Company's shareholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's shareholders and (B) each such Option or Award granted does not become exercisable or vested, in whole or in part, at any time prior to the obtaining of such shareholder approval.

                                   ARTICLE II
                                  Grant Program

         2.1      Participants; Administration.

                  (a) Eligibility and Participation. Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporation) who are also employees of the Company (or its Parent or Subsidiary Corporation) and (2) the maximum number of shares of stock with respect to which Options or SARs may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of stock covered by the Plan. A Plan Administrator shall have full authority to determine which

Eligible Persons in its administered group are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Option is to be an Incentive Stock Option, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Grant Program and the conditions relating to such Award.

                  (b) General Administration. The Eligible Persons under the Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors which are appointed by the Board. The Senior Committee, at its sole discretion, may require approval of the Board for specific grants of Options or Awards under the Grant Program. The administration of all Eligible Persons that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code section 162(m).

                  (c) Plan Administrators. The Board, the Employee Committee, Senior Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Grant Program, to grant Options or Awards under the Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Grant Program and to make such determinations under, and issue such interpretations of, the Grant Program and any outstanding Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Grant Program or any outstanding Option or Award.

                  (d) Guidelines for Participation. In designating and selecting Eligible Persons for participation in the Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.


         2.2      Terms and Conditions of Options

                  (a) Allotment of Shares. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of an Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  (b) Exercise Price. Upon the grant of any Option, a Plan Administrator shall specify the option price per share. If the Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Option is granted (110 percent if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 3.5 hereof.

                  (c) Individual Stock Option Agreements. Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

                  (d) Option Period. No Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or any Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

                  (e) Vesting; Limitations. The time at which Options may be exercised with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent an Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its Parent or Subsidiary Corporations) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

                  (f) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

                  (g) Method of Exercise. To exercise an Option, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                        (i) execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

                        (ii) pay the aggregate Option Price in one of the alternate forms as set forth in Section 2.2(h) below; and

                        (iii)furnish appropriate documentation that the person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practical after the Exercise Date, the Company will mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option under the Plan) a certificate or certificates representing the Stock acquired upon exercise of the Option.

                  (h) Payment Price. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                        (i) Full payment in cash or check made payable to the Company's order; or

                        (ii) Full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 3.5 hereof); or

                        (iii) If a cashless exercise program has been implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (i) Rights of a Shareholder. An Optionholder shall not have any of the rights of a shareholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  (j) Repurchase Right. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to an Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                  (k)   Termination of Incentive Stock Options.

                        (i) Termination of Service. If any Optionholder ceases to be in Service to the Company for a reason other than permanent disability or death and the Option held by such Optionholder is an Incentive Stock Option, then such Optionholder must, within 90 days after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if the Optionholder is discharged for Cause or commits acts detrimental to the Company's interests after the Service of the Optionholder has been terminated, then the Option will thereafter be void for all purposes. "Cause" shall mean a termination of Service based upon a finding by the applicable Plan Administrator that the Optionholder: (i) has committed a felony involving dishonesty, fraud, theft or embezzlement; (ii) after written notice from the Company has repeatedly failed or refused, in a material respect, to follow reasonable policies or directives established by the Company; (iii) after written notice from the Company, has willfully and persistently failed to attend to material duties or obligations;
(iv) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a theft of money or property of the Company; or (v) has misrepresented or concealed a material fact for purposes of securing employment with the Company. If any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder will have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Options, to exercise Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of the disability.

                        (ii) Death of Optionholder. If an Optionholder dies while in the Company's Service, any Options that are Incentive Stock Options that the Optionholder was entitled to exercise on the date of death will be exercisable within three months after such date or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  (l) Termination of Nonqualified Options. Any Options which are not Incentive Stock Options and which are outstanding at the time an Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator and set forth in the documents evidencing the Options. In the absence of any provision in such documents, the Option shall remain exercisable (i) for a period of one year after termination resulting from death or permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the Plan Administrator); (ii) for no period should the Optionholder be discharged for Cause; and (iii) for 90 days after termination for any other reason; provided however, that no Option shall be exercisable after the Option's stated expiration date.

                  (m) Other Plan Provisions Still Applicable. If an Option is exercised upon the termination of Service or death of an Optionholder under this
Section 2.2, the other provisions of the Plan will continue to apply to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

                  (n) Definition of "Service". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder is deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of the applicable Plan Administrator, an Optionholder will be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder will be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

         2.3      Terms and Conditions of Stock Awards

                  (a) Eligibility. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. Except as provided otherwise in this Plan, the grant of a Stock Award to a person (a "Grantee") shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award for Services Rendered. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Arizona corporate law, employment tax and/or income tax withholding requirements.

                  (c) Conditions to Award. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

                  (d) Award Agreements. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

         2.4      Terms and Conditions of SARs

                  (a) Eligibility. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award of SARs. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, the Plan Administrator may award to the Optionholder with respect to each share of Stock, underlying the Option, a related SAR permitting the Optionholder to be paid any appreciation on that Stock in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

                  (c)  Conditions  to SAR.  All SARs  shall be  subject  to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                  (d) SAR Agreements. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  (e) Exercise. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified in the SAR agreement by the Plan Administrator.

                  (f) Amount of Payment. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  (g) Form of Payment. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                  (h)   Termination of Employment;  Death.  Sections  2.2(k) and
(l), applicable to Options, shall apply equally to SARs.

         2.5      Other Cash Awards

                  (a) In General. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  (b) Conditions to Award. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE III
                                  Miscellaneous

         3.1 Capital Adjustments. The aggregate number of shares of Stock subject to the Plan, the number of shares of Stock covered by outstanding Options and Awards, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         3.2 Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 3.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

         3.3 Corporate Transaction. In the event of shareholder approval of a Corporate Transaction, the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

         3.4      Change in Control.

                  (a) Grant Program. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                  (b) Incentive Stock Option Limits. The exercisability of any Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

         3.5 Calculation of Fair Market Value of Stock. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                  (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

         3.6 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

         3.7 Cancellation of Options. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

         3.8 Regulatory Approvals. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

         3.9 Indemnification. In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         3.10 Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without shareholder approval.

         3.11 Company Rights. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         3.12 Assignment. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. No Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, any Options or Awards granted pursuant to the Grant Program may be assigned, encumbered or otherwise transferred by the Optionholder or grantee if specifically allowed by the Plan Administrator upon the grant of such Option or Award. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         3.13     Securities Restrictions

                  (a) Legend on Certificates. All certificates representing shares of Stock issued under the Plan shall be endorsed with a legend reading as follows:

               The  shares  of  Common  Stock  evidenced  by this
               certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (b) Private Offering for Investment Only. The Options and Awards are and shall be made available only to a limited number of present and future key executives, directors and employees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees (i) that, any shares of Stock acquired will be solely for investment not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  (c)  Registration   Statement.  If  a  Registration  Statement
covering the shares of Stock issuable under the Plan as filed under the Securities Exchange Act of 1933, as amended, and as declared effective by the Securities Exchange Commission, the provisions of Sections 3.13(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

         3.14     Tax Withholding.

                  (a) General. The Company's obligation to deliver Stock under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  (b) Shares to Pay for Withholding. The Board may, in its discretion and in accordance with the provisions of this Section 3.14(b) and such supplemental rules as it may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all Optionholders or Grantees with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders or Grantees in connection with the receipt of Stock ("Taxes"). Such right may be provided to any such Optionholder or Grantee in either or both of the following formats:

                        (i) Stock Withholding. An Optionholder or Grantee may be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder or Grantee.

                        (ii) Stock Delivery. The Board may, in its discretion, provide the Optionholder or Grantee with the election to deliver to the Company, at the time the Option is exercised or Stock is awarded, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes incurred in connection with such Option exercise or Stock Award (not to exceed 100 percent) designated by the Optionholder or Grantee.

         3.15 Governing Law. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.

                                   ARTICLE IV
                                   Definitions

         The following capitalized terms used in this Plan shall have the meaning described below:

         "Affiliates" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

         "Annual Grant Date" shall mean the date of the Company's annual shareholder meeting.

         "Award" shall mean a Stock Award, SAR or Cash Award under the Grant Program.

         "Board" shall mean the Board of Directors of the Company.

         "Cash Award"  shall mean an award to be paid in cash and granted  under
Section 2.5 hereunder.

         "Change in Control" shall mean and include the following transactions or situations:

                  (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this Section, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this Section, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

                  (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

                  (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this Section, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

                  (iv) Any  consolidation  or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

                  (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (vi) A change in control of the Company of a nature that would be required to be reported in response to item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

         Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company" shall mean Frontier Adjusters of America, Inc., an Arizona corporation.

         "Corporate Transaction" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         "Effective Date" shall mean the date that the Plan has been approved by the shareholders as required by Section 1.3(a) hereof.

         "Eligible Persons" shall mean, with respect to the Grant Program, those persons who, at the time that the Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations.

         "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of one or more persons who are members of the Board.

         "Exercise Date" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

         "Grantee" shall mean an Eligible Person or Eligible Director that has received an Award.

         "Grant Program" shall mean the program described in Article II of this Agreement pursuant to which certain Eligible Persons are granted Options or Awards in the discretion of the Plan Administrator.

         "Incentive Stock Option" shall mean an Option that is intended to qualify as an "incentive stock option" under Code section 422.

         "Non-Affiliates" shall mean all persons who are not Affiliates.

         "Non-Employee Directors" shall mean those Directors who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

         "$100,000 Limitation" shall mean the limitation in which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

         "Optionholder" shall mean an Eligible Person to whom Options have been granted.

         "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person.

         "Option Price" shall mean the option price per share as specified by the Plan Administrator or by the terms of the Plan.

         "Options" shall mean options granted under the Plan to acquire Stock.

         "Parent Corporation" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

         "Plan" shall mean this stock option plan for Frontier Adjusters of America, Inc.

         "Plan Administrator" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Non-Affiliates.

         "SAR" shall mean stock appreciation  rights granted pursuant to Section
2.4 hereof.

         "Senior Committee" shall mean that committee appointed by the Board to administer the Grant Program with respect to the Affiliates and comprised of two or more Non-Employee Directors.

         "Service" shall have the meaning set forth in Section 2.2(n) hereof.

         "Stock" shall mean shares of the Company's common stock, $.01 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

         "Stock  Awards"  shall  mean  Stock  directly  granted  under the Grant
Program.

         "Subsidiary Corporation" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

         EXECUTED as of the 21st day of May, 1996.

                              FRONTIER ADJUSTERS OF AMERICA, INC.



                              By: /s/ Jean E. Ryberg
                                 -------------------
                              Name: Jean E. Ryberg

                                 Its: President


ATTESTED BY:


/s/ James S. Rocke
- ------------------
Secretary

FRONTIER ADJUSTERS OF AMERICA, INC.                      THIS PROXY IS SOLICITED
P.O. Box 7680                                            ON BEHALF OF THE BOARD
Phoenix, Arizona  85011                                  OF DIRECTORS
- --------------------------------------------------------------------------------
                                    P R O X Y

The undersigned hereby appoints WILLIAM J. ROCKE and JEAN E. RYBERG as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of Frontier Adjusters of America, Inc. held of record by the undersigned as of the close of business on August 20, 1996, at the annual meeting of shareholders to be held on October 11, 1996 at 9:00 A.M. (Phoenix, Arizona time) and at any adjournment thereof.

1.  ELECTION OF DIRECTORS                         WITHHOLD AUTHORITY
FOR all nominees listed below                     to vote for each nominee
(except as marked to                              indicated by  X ___
the contrary below)______

            ___ William J. Rocke              ___ Jean E. Ryberg
            ___ James S. Rocke                ___ R. Scott Younker


            ___ William W. Strawther, Jr.     ___  Louis T. Mastos
            ___ Merlin J. Schumann            ___  Francis J. LaPallo


                               ___ George M. Hill
                               ___ Patric R. Greer

2.  To approve the Company's 1996 Stock Option Plan.

 FOR________________    AGAINST_________________   ABSTAIN___________________

3. To ratify the selection of McGladrey & Pullen, LLP, Certified Public Accountants, as the auditors of Frontier Adjusters of America, Inc. for the Company's fiscal year ending June 30, 1997.

 FOR________________    AGAINST_________________   ABSTAIN___________________

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3 and, with respect to Proposal 4, as appropriate in the Board's judgment.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                          Dated:
                                ------------------------------------------
                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.


                          ------------------------------------------------------
                          Signature



                          ------------------------------------------------------
                          Signature if held jointly